UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2022
nCino, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41211	87-4154342
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation)		Identification No.)
6770 Parker Farm Drive
Wilmington, North Carolina 28405
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 676-2466

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0005 per share	NCNO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
nCino, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on June 23, 2022. On April 28, 2022, the record date for the Annual Meeting, 110,128,561 shares of the Company’s common stock were entitled to vote at the Annual Meeting, of which 100,469,363, or 91.2%, of the eligible shares were represented in person or by proxy.
The matters voted upon at the Annual Meeting and the results of those votes are as follows:
Proposal 1: Election of two Class II directors to hold office for a three-year term and until their respective successors are elected and qualified, or their earlier death, resignation or removal.

	For	Withheld	Broker Non-Votes
Steven Collins	81,463,544	9,279,385	9,726,434
Spencer Lake	68,729,267	22,013,662	9,726,434
Based on the votes set forth above, each of the Class II Director nominees were duly elected.
Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2023.

Votes For	Votes Against	Votes Abstained
99,850,758	39,543	579,062
Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2023 was ratified.
Proposal 3: Advisory vote to approve the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
84,844,513	5,277,508	620,908	9,726,434
Based on the votes set forth above, the stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers.
Proposal 4: Advisory vote on the frequency of future advisory votes concerning the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
90,083,334	24,220	24,441	610,934	9,726,434
Based on the votes set forth above, the stockholders approved, on an advisory basis, a frequency of every one year for the advisory vote on the frequency of future advisory votes concerning the compensation of the Company’s named executive officers.
As disclosed in the Company’s proxy statement for the Annual Meeting, the Company’s Board of Directors previously approved a frequency of “every one year” for future advisory votes on named executive officer compensation, subject to the same frequency receiving the highest number of votes from stockholders at the Annual Meeting. As the frequency of “every one year” received the highest number of votes from stockholders at the Annual Meeting, future advisory votes on named executive officer compensation will be held annually at least until the next required stockholder advisory vote on the frequency of future advisory votes on named executive officer compensation.

Proposal 5: Stockholder proposal regarding majority voting in uncontested director elections.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
76,156,355	897,560	13,641,920	9,773,457
Based on the votes set forth above, the stockholders approved the proposal regarding majority voting in uncontested director elections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

nCino, Inc.
Date: June 28, 2022	By:	/s/ April Rieger
April Rieger
Executive Vice President, General Counsel and Secretary